Exhibit 99.1

Investor Presentation

Third Quarter 2015

Forward Looking Statements

The information contained in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation

Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that may cause the Corporation’s actual results to differ materially from any future results expressed or implied by such forward-looking statements. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2014, the Quarterly Reports on Form 10-

Q for the quarters ended March 31, 2015 and June 30, 2015 and our other filings with the SEC for a discussion of those factors that could impact our future results. Other than to the extent required by applicable law, the Corporation undertakes no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances after the date of such statements.

Q3 2015 Highlights

Reported adjusted net income of $93 million¹

Strong margins: Popular, Inc. 4.39%, BPPR 4.75%

NPLs increased by $59 million QoQ; ratio at 2.8%

NPL inflows, excluding consumer loans, up by $82 million QoQ

NCOs ratio of 0.83% compared to 0.89%² last quarter

Robust capital; Common Equity Tier 1 Capital ratio of 16.2%

Reinstated quarterly dividends

Finalized Doral conversions and integration

Continued strong US loan growth

Earnings

Credit

(excluding covered loans)

Capital

Quarter

Events

1	See appendix for reconciliation to GAAP.

² Excludes net write-downs related to held-for-sale reclassifications and classified asset sales.

2

PR Public Sector Exposure

Our current direct exposure to the PR Government, instrumentalities, and municipalities is $ 635 million, of which approximately $579 million is outstanding. The outstanding balance decreased by $94 million from Q2 2015 mostly due to the decrease in PRASA ($75 million).

Central Government & Public Corporations Outstanding PR Government exposure 1

($ in millions) Loans Securities Total

Central Government securities exposure Central Government $ — $ 23 $ 23 consists of GDB notes guaranteed by the

Commonwealth and private insurance, senior Public Corporations

COFINA bonds and insured general obligation

bonds of the Commonwealth. PRASA 15 0 15

PREPA 44 0 44

Loans to Public Corporations are obligations that Total Central Govt & Public Corp. 59 23 82 have a pledge of a specific source of income or

revenues identified for their repayment. as % of Tier 1 Risk-Based Capital 2.0%

Municipalities 440 57 497

Direct Government Exposure $ 498 $ 80 $ 579

Municipalities

Obligations of municipalities are backed by real Indirect Exposure $ 336 $ 50 $ 386 and personal property taxes, municipal excise

taxes, and a percentage of the sales and use tax.

Indirect Exposure

Indirect exposure includes loans or instruments

that are payable by non-governmental entities

and have a government guarantee to cover any

shortfall in collateral in the event of borrower

default. Majority are single-family mortgage

related.

1	Numbers may not add to total due to rounding.
3

Financial Summary (non-GAAP)¹

($ in thousands) Q3 2015 Q2 2015 Variance

Net interest income $ 350,735 $ 362,553 $ (11,818)

FDIC loss -share income 1,207 12,396 (11,189)

Other non -interest income 124,690 135,168 (10,478)

Gross revenues 476,632 510,117 (33,485)

Provision for loan losses – non -covered loans 59,442 60,468 (1,026)

Provision (reversal) for loan losses – covered loans (2,890) 15,766 (18,656)

Total provision for loan losses 56,552 76,234 (19,682)

Net revenues 420,080 433,883 (13,803)

Personnel costs 120,057 117,112 2,945

Professional fees 73,555 73,564 (9)

OREO expenses 7,686 22,859 (15,173)

Other operating expenses 99,462 108,744 (9,282)

Total operating expenses 300,760 322,279 (21,519)

Income from continuing operations before income tax 119,320 111,604 7,716

Income tax expense 25,912 21,513 4,399

Income from continuing operations $ 93,408 $ 90,091 $ 3,317

¹ Unaudited. See Appendix for reconciliation to GAAP.

4

FDIC Loss Share Asset

Composition of FDIC Loss Share Asset

$900 ($ in millions)

$798

$800

$713

$700

$636

$600

$542

$500

$410 $393

$400

$312

$300

$80

$90

$200

$232 $142

$100

$-

FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA Q2 15 Claims Claims in Dispute

Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 submitted and in

process

Single family FDIC LSA Commercial FDIC LSA Commercial FDIC LSA Components

5

Capital Ratios (%)

Popular’s capital metrics continued to be robust with Common Equity Tier 1 of 16.2%

Quarterly dividend reinstated

Popular, Inc.

Note: Capital ratios for the current quarter are preliminary

6

De-risked Loan Portfolios

(Excluding covered loans) *($ in millions)*

Highlights

- The Corporation has de-risked its loan portfolios by reducing its exposure to asset classes with historically high loss content
- The PR commercial portfolio reductions include:
  - Commercial portfolio, including construction, has decreased from 55% of total loans held-in-portfolio to 43%
  - Construction portfolio is down by 91% since Q4 2007
  - SME[1] lending is down by 44% from Q4 2007
- Collateralized exposure now represents a larger portion of consumer loan portfolio
- Unsecured loan credit quality has improved as overall FICO scores have increased

Loan Composition (Held-in Portfolio)

	PR		US		Total		
$ in millions	Q4 2007	Q3 2015	Q4 2007	Q3 2015	Q4 2007	Q3 2015	Variance
Commercial	$7,774	$7,522	$4,515	$2,609	$12,288	$10,130	($2,158)
Consumer	3,552	3,361	1,698	474	5,249	3,835	(1,414)
Mortgage	2,933	6,220	3,139	945	6,071	7,165	1,094
Construction	1,231	109	237	584	1,468	692	(776)
Leases	814	607	-	-	814	607	(207)
Legacy	-	-	2,130	68	2,130	68	(2,062)
Total	**$16,304**	**$17,819**	**$11,718**	**$4,679**	**$28,021**	**$22,498**	**($5,523)**

PR Commercial & Construction Distribution

	Q4 2007		Q3 2015		Variance		NCOs
	($mm)	(%)	($mm)	(%)	($mm)	(%)	Distribution[2]
CRE SME[1]	$2,938	33%	$2,082	27%	($856)	-29%	25%
C&I SME[1]	2,287	25%	855	11%	(1,432)	-63%	29%
C&I Corp	1,592	18%	1,848	24%	256	16%	5%
Construction	1,231	14%	109	1%	(1,122)	-91%	36%
CRE Corp	892	10%	2,603	34%	1,711	192%	4%
Multifamily	64	1%	134	2%	70	109%	1%
Total	**$9,004**		**$7,630**		**($1,374)**	**-15%**	**100%**

[1] Small and Medium Enterprise

[2] NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q3 2015 per each loan category, excluding net charge-offs from previously covered loans up to Q2 2015.

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Note: Numbers may not add to total due to rounding.

Non-Performing Assets

Non-Performing Assets (including covered assets) ($ in millions)

NPAs, including covered loans, increased by $72 million

NPLs, including NPL HFS, up by $56 million, mainly driven by a small number of large commercial loans

OREOs up by $16 million

2,539 2,623

2,448 2,489

2,402 2,365

2,245 2,314 2,277 2,254 2,311

2,084 2,178 2,120

2,002

7.2%

6.9%

1,500 6.3% 6.4% 6.4% 6.3% 6.2% 1,420

1,293 5.7% 6.0% 6.0% 5.8% 5.9% 5.9% 5.8%

5.5%

1,142 1,101

971 1,026 993 944 932 956 956 943 933 935

$859 852 866 806 878

4.0% 3.8%

3.3%

2.4% 2.5% 2.7% 2.7% 2.6% 2.6% 2.6% 2.6% 2.8% 2.8% 2.6% 2.5%

2.1% 2.1% 2.2%

1.8% 1.9%

Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15

NPLs OREO NPL HFS NPAs/Total Assets

Non-Performing Loans (excluding covered loans) ($ in millions)

NPLs, excluding covered loans, increased by $59 million QoQ

NPLs to loans at 2.8% of loans compared to 2.6% in Q2 2015

BPPR NPLs at $610 million, or 3.4% of loans, up by $68 million ? US NPLs at $25 million, or 0.5% of loans, down by $9

Commercial NPLs up $56 million mostly associated with a $49M million

14.0%

commercial credit relationship

2,313

Mortgage NPLs up $12 million 2,276 2,330 2,344 12.0%

2,116

1,978

10.6% 1,732 1,738 10.0%

10.0% 10.4% 1,572 1,614 1,625 1,682 1,563

9.6% 1,550

1,404 1,425 8.0%

1,203 8.7% 8.4% 8.4% 8.2%

8.0% 7.9% 7.9%

1,008 1,028 7.6% 7.6% 7.5% 1,051

858 923 6.8% 6.0%

770 771 781

5.6% 614 618 598 635 640 622 630 665 576 635

4.7% 4.9% 4.0%

3.5% 3.9%

3.1% 3.3% 3.2% 3.3% 3.2%

2.4% 2.7% 2.8% 2.9% 2.9% 2.9% 2.8% 2.9% 2.6% 2.8% 2.0%

Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 0.0%

Mortgage Commercial & Construction Other NPL/Loans (HIP)

Differences due to rounding.

8

NPL Inflows

Highlights Total NPL Inflows

Total NPL inflows increased by $82 million QoQ ($ in millions)

PR commercial inflows, including construction, up by 257

$74 million, mainly driven by certain large commercial

loans in the PR segment, the largest being a $49 210

million borrowing relationship 183 205

158 158

PR mortgage inflows increased by $8 million 136

126 136 135

119 185

US NPL inflows remained flat at $16 million 103

52

34 26 29 27 16 23 16 9 10 15 17 16

Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15

Excludes consumer loans US Inflows PR Inflows

Commercial, Construction, and Legacy NPL Inflows Mortgage NPL Inflows

($ in millions) ($ in millions)

167

157

100

110 17

94 99 105

94 94 89 95 92 90 86 94

59

43 48 113 91

42

32 31

42 28

26 22 22 22 19 23 17 10 8 5 7 5 6 4 5 3 8 6 12

10 11 7 2 9 5 11 6

Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15

US Inflows PR Inflows US Inflows PR Inflows Doral Inflows

Metrics exclude covered loans. Differences due to rounding.

Additional Credit Metrics

Highlights

- NCOs flat QoQ mainly driven by:
  - Lower commercial NCOs by $9 million, offset by
  - Higher consumer NCOs by $9M mostly related to $5 million of recoveries in Q2 2015 from the sale of previously charged-off credit card and auto loans
- NCO ratio of 0.83% vs. 0.89% in Q2 2015
- Adjusted provision of $59 million, flat QoQ
  - Provision to NCO of 128% unchanged from Q2 2015
- ALLL at $536 million, increasing by $23 million QoQ; ALLL to loans at 2.38% vs. 2.29% in Q2 2015
- ALLL to NPL coverage ratio at 84% in Q3 2015 vs. 89% in Q2 2015

NCO ($ in millions) and NCO-to-Loan Ratio



1.87%
96
101
163
81
200
79
58
35
43
46
32
40
3
50
36
31
46
0.83%
46
Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15
NCO
Loan Sales Write-downs
NCO%
Loan Sales NCO%

ALLL ($ in millions), ALLL-to-NCO and ALLL-to-NPL Ratios



636
622
584
529
526
538
543
526
522
520
516
513
536
166%
289%
41%
84%
Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15
ALLL
ALLL/NCO
ALLL/NPL

Provision ($ in millions) and Provision-to-NCO Ratio



87%
128%
84
86
149
58
169
55
55
48
47
50
12
56
2
50
30
1
59
59
Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15
PLLL
Loan Sales PLLL
PLLL/NCO
Loan Sales PLLL/NCO

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Metrics exclude covered loans. Differences due to rounding.

Driving Shareholder Value

Doral conversions completed

Reinstated $0.15 per share quarterly dividend

Unique franchise in PR provides strong, stable revenue-generating capacity

Continued strong loan growth in the US

Robust capital with Common Equity Tier 1 Capital of 16.2%

EVTC ownership and Banco BHD León stake

Recent

Accomplishments

Earnings

Capital

Additional Value

APPENDIX

Investor Presentation

Third Quarter 2015

Corporate Structure – Popular, Inc.

Franchise

Industry	Financial services
Headquarters	San Juan, Puerto Rico
Assets	$36 billion (among top 50 BHCs in the U.S.)
Loans	$23 billion
Deposits	$27 billion
Banking branches	232 in Puerto Rico, New York, New Jersey, Florida and U.S. and British Virgin Islands
NASDAQ ticker symbol	BPOP
Market Cap	$3.1 billion

Summary Corporate Structure



POPULAR
Assets = $36 billion
Banco Popular de Puerto Rico
Popular Securities LLC
Popular's Insurance Subsidaries
Popular North America, Inc.
Holding Companies (Including Equity Investments)
Popular Auto, LLC
Banco Popular North America[1]
Puerto Rico Operations
Assets = $28 billion
United States Operations
Assets = $7 billion

Selected equity investments

EVERTEC and Banco BHD León under Corporate segment and joint ventures under BPPR segment

EVERTEC
- Transaction processing, business processes outsourcing
- 15.31% stake
- Adjusted EBITDA of $205.0 million for the year ended June 30, 2015

Banco BHD León
- Dominican Republic bank
- 15.84% stake
- 2014 approximate net income of $123 million

PRLP 2011 Holdings, LLC
- Construction and commercial loans vehicle
- 24.9% stake

PR Asset Portfolio 2013-1 International, LLC
- Construction, commercial loans and OREOs vehicle
- 24.9% stake

Information as of September 30, 2015

[1] Doing business as Popular Community Bank

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Market Leadership in Puerto Rico

Popular’s Puerto Rico Market Share by Category

Q2 2015

Market Market

Category position share

Total Deposits (Net of brokered) * 1 44%

Total Loans * 1 41%

Commercial & Construction Loans * 1 44%

Credit Cards ¹ 1 53%

Mortgage Loan Production ¹ 1 34%

Personal Loans * 1 29%

Auto Loans/Leases 2 19%

Assets Under Management 3 15%

Popular’s Puerto Rico Market Share Trend

Total Deposits (net of brokered) Total Loans

44%

42% 41%

40% 39% 39%

38% 37% 35% 41%

38%

34% 35% 36%

33%

24% 23% 22%

2007 2008 2009 2010 2011 2012 2013 2014 Q2 2015

Source: Puerto Rico Office of the Commissioner of Financial Institutions, COSSEC, and 10K Reports.*Information included pertains to PR Commercial Banks and Credit Unions.

¹ Mortgage loan production and credit card data for certain competitors is not publicly available; figures presented for competitors were estimated.

GAAP Reconciliation Q3 2015

	Q3 2015 *					
($ in thousands)	Actual Results (US GAAP)	BPNA Reorganization	Doral Transaction	MSR's Acquired	Impairment of Loans Under Proposed Portfolio Sale	Adjusted Results (Non-GAAP)
Net interest income	$ 350,735	$ -	$ -	$ -	$ -	$ 350,735
Provision for loan losses – non-covered loans	69,568	-	-	-	10,126	59,442
Provision (reversal) for loan losses – covered loans [1]	(2,890)	-	-	-	-	(2,890)
Net interest income after provision for loan losses	284,057	-	-	-	(10,126)	294,183
Mortgage banking activities	24,195	-	844	4,378	-	18,973
FDIC loss-share income	1,207	-	-	-	-	1,207
Other non-interest income	105,707	-	(10)	-	-	105,717
Total non-interest income	131,109	-	834	4,378	-	125,897
Personnel costs	120,863	-	806	-	-	120,057
Net occupancy expenses	21,277	-	1,151	-	-	20,126
Equipment expenses	14,739	-	-	-	-	14,739
Professional fees	77,154	-	3,599	-	-	73,555
Communications	6,058	-	-	-	-	6,058
Business promotion	12,325	-	100	-	-	12,225
Other real estate owned (OREO) expenses	7,686	-	-	-	-	7,686
Restructuring costs	481	481	-	-	-	-
Other operating expenses	46,314	-	-	-	-	46,314
Total operating expenses	306,897	481	5,656	-	-	300,760
Income from continuing operations before income tax	108,269	(481)	(4,822)	4,378	(10,126)	119,320
Income tax (benefit) expense	22,620	-	(1,050)	1,707	(3,949)	25,912
Income from continuing operations	$ 85,649	$ (481)	$ (3,772)	$ 2,671	$ (6,177)	$ 93,408
Income from discontinued operations, net of tax	$ (9)	$ (9)	$ -	$ -	$ -	$ -
Net income	$ 85,640	$ (490)	$ (3,772)	$ 2,671	$ (6,177)	$ 93,408
Basic EPS	$ 0.82					
Diluted EPS	$ 0.82					
Net interest margin	4.39%					
Tangible common book value per common share	$ 42.71					
Market value per common share	$ 30.23					

* Unaudited.

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.

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GAAP Reconciliation Q2 2015

	Q2 2015 *							
($ in thousands)	Actual Results (US GAAP)	BPNA Reorganization	Doral Transaction	OTTI	Reversal DTA - BPNA	Loss on Bulk Sale of Covered OREOs	Adjustment to FDIC Indemnification Asset	Adjusted Results (Non-GAAP)
Net interest income	$ 362,553	$ -	$ -	$ -	$ -	$ -	$ -	$ 362,553
Provision for loan losses – non-covered loans	60,468	-	-	-	-	-	-	60,468
Provision for loan losses – covered loans [1]	15,766	-	-	-	-	-	-	15,766
Net interest income after provision for loan losses	286,319	-	-	-	-	-	-	286,319
Mortgage banking activities	21,325	-	-	-	-	-	-	21,325
Other-than-temporary impairment losses on investment securities	(14,445)	-	-	(14,445)	-	-	-	-
FDIC loss-share income	19,075	-	-	-	-	17,566	(10,887)	12,396
Other non-interest income	114,804	-	961	-	-	-	-	113,843
Total non-interest income	140,759	-	961	(14,445)	-	17,566	(10,887)	147,564
Personnel costs	120,977	-	3,865	-	-	-	-	117,112
Net occupancy expenses	23,286	-	2,309	-	-	-	-	20,977
Equipment expenses	15,925	-	725	-	-	-	-	15,200
Professional fees	78,449	-	4,885	-	-	-	-	73,564
Communications	6,153	-	70	-	-	-	-	6,083
Business promotion	13,776	-	401	-	-	-	-	13,375
Other real estate owned (OREO) expenses	44,816	-	-	-	-	21,957	-	22,859
Restructuring costs	6,174	6,174	-	-	-	-	-	-
Other operating expenses	53,618	-	509	-	-	-	-	53,109
Total operating expenses	363,174	6,174	12,764	-	-	21,957	-	322,279
Income from continuing operations before income tax	63,904	(6,174)	(11,803)	(14,445)	-	(4,391)	(10,887)	111,604
Income tax expense	(533,533)	-	(3,744)	(2,486)	(544,927)	(1,712)	(2,177)	21,513
Income from continuing operations	$ 597,437	$ (6,174)	$ (8,059)	$ (11,959)	$ 544,927	$ (2,679)	$ (8,710)	$ 90,091
Income from discontinued operations, net of tax	$ 15	$ 15	$ -	$ -	$ -	$ -	$ -	$ -
Net income	$ 597,452	$ (6,159)	$ (8,059)	$ (11,959)	$ 544,927	$ (2,679)	$ (8,710)	$ 90,091

Basic EPS	$ 5.80
Diluted EPS	$ 5.79
Net interest margin	4.54%
Tangible common book value per common share	$ 41.73
Market value per common share	$ 28.86

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* Unaudited.

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.

Business Segments (GAAP)*

($ in millions) Financial Results	PR Q3 2015	PR Q2 2015	PR Variance	US Q3 2015	US Q2 2015	US Variance
Net interest income	$ 304	$ 316	$ (12)	$ 62	$ 62	$ -
Non-interest income	116	126	(10)	5	6	(1)
Gross revenues	420	442	(22)	67	68	(1)
Provision for loan losses – non-covered loans	69	60	9	1	-	1
Provision (reversal) for loan losses – covered loans	(3)	16	(19)	-	-	-
Total provision for loan losses	66	76	(10)	1	-	1
Operating expenses	245	293	(48)	44	51	(7)
Income tax expense	28	17	11	1	(544)	545
Income from continuing operations	$ 81	$ 56	$ 25	$ 21	$ 561	$ (540)
Net income	$ 81	$ 56	$ 25	$ 21	$ 561	$ (540)

($ in millions) Balance Sheet Highlights	PR Q3 2015	PR Q2 2015	PR Variance	US Q3 2015	US Q2 2015	US Variance
Total assets	$27,968	$29,669	$ (1,701)	$ 7,477	$ 7,459	$ 18
Total loans	18,653	18,804	(151)	4,680	4,521	159
Total deposits	22,052	23,079	(1,027)	4,849	4,793	56

Asset Quality (including covered assets)	PR Q3 2015	PR Q2 2015	PR Variance	US Q3 2015	US Q2 2015	US Variance
Non-performing loans held-in-portfolio / Total loans	3.29%	2.90%	0.39%	0.54%	0.76%	(0.21)%
Non-performing assets / Total assets	3.03%	2.59%	0.44%	0.39%	0.51%	(0.11)%
Allowance for loan losses / Total loans	2.89%	2.77%	0.12%	0.68%	0.66%	(0.01)%
Net interest margin[1]	4.75%	4.92%	-0.17%	3.91%	4.03%	-0.12%

* Unaudited
[1] Non-fully taxable equivalent

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Consolidated Credit Summary (Excluding Covered Loans)

$ in millions	Q3 15	Q2 15	Q1 15	Q4 14	Q3 14
Loans Held in Portfolio (HIP)	$22,498	$22,435	$21,013	$19,404	$19,359
Performing HFS	123	151	152	87	158
NPL HFS	48	51	8	19	20
Total Non Covered Loans	**$ 22,669**	**$ 22,637**	**$ 21,174**	**$ 19,511**	**$ 19,537**
Non-performing loans (NPLs)	**$635**	**$576**	**$665**	**$631**	**$622**
Commercial	$239	$190	$274	$260	$252
Construction	$4	$5	$13	$14	$19
Legacy	$4	$5	$2	$2	$6
Mortgage	$343	$331	$329	$305	$295
Consumer	$41	$42	$44	$47	$47
Leases	$3	$2	$3	$3	$3
NPLs HIP to loans HIP	**2.82%**	**2.57%**	**3.16%**	**3.25%**	**3.21%**
Net charge-offs (NCOs)	**$46**	**$46**	**$36**	**$50**	**$40**
Commercial	$7	$16	$4	$13	$0
Construction	($3)	$2	($3)	($0)	($1)
Legacy	($1)	$0	($2)	($4)	$0
Mortgage	$16	$11	$11	$12	$13
Consumer	$25	$17	$25	$28	$27
Leases	$1	$1	$1	$1	$1
Write-downs	**$0**	**$31**	**($3)**	**$3**	**$32**
NCOs to average loans HIP	0.83%	0.89% [1]	0.72% [1]	1.04% [1]	0.83% [1]
Provision for loan losses (PLL)	$59 [2]	$59 [1]	$30 [1]	$50 [1]	$56 [1]
PLL to average loans HIP	1.07% [2]	1.06% [1]	0.57% [1]	1.02% [1]	1.16% [1]
PLL to NCOs	1.28x [2]	1.28x [1]	0.83x [1]	0.99x [1]	1.39x [1]
Allowance for loan losses (ALL)	$536	$513	$516	$520	$522
ALL to loans HIP	2.38%	2.29%	2.46%	2.68%	2.69%
ALL to NPLs HIP	84.42%	89.02%	77.63%	82.30%	83.88%

POPULAR.

18

[1] Excluding provision for loan losses and net write-downs related to the assets sales
[2] Excluding the impact of the $10.1 million impairment on the WB loans the Corporation has the intent to sell and are subject to the ongoing arbitration with the FDIC.
Note: Numbers may not add to total due to rounding.

Popular, Inc. Credit Ratings

Our senior unsecured ratings have remained stable

Moody’s B2 Negative

Fitch BB- Stable Outlook

S&P B+ Negative

2013 2014 2015

March

Moody’s placed

BPOP on review July

for possible On 7/10 S&P

January February upgrade due to a affirmed BPOP’s

Fitch raised to Moody’s placed change in their rating while

BB- from B+; BPOP on review bank rating maintaining a

outlook stable for downgrade methodology negative outlook

October May February May September

Moody’s revised Moody’s S&P placed Moody’s, as part Moody’s

outlook to downgraded BPOP on credit of a recalibration downgraded BPOP negative BPOP to B2; watch negative of their bank to B2; outlook outlook negative due to the rating model, negative

general upgraded BPOP

economic from B2 to B1

environment in with a stable

Puerto Rico outlook

Investor Presentation

Third Quarter 2015